J.P. Morgan Aviation, Transportation & Defense Conference United Continental Holdings, Inc. March 13, 2012 Exhibit 99.1

Jeff Smisek President and Chief Executive Officer

Safe Harbor Statement
3 3
Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,”
“will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements.  Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior;
demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation or changes in airline alliances; competitive pressures on pricing and demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations);
labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions;
the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and
other risks and uncertainties set forth under Item 1A., Risk Factors of the Company’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC. Consequently, forward-looking statements should not be regarded as representations or warranties by us that such matters will be realized.

U.S. airline industry is transforming

Then
(1980s to Mid-2000s)
Now
(Late 2000s to today)
Highly fragmented industry;
8+ major carriers
Returns focused
management teams
Market share oriented
management teams
Fewer major carriers due to
consolidation
Rapid capacity growth
Disciplined capacity deployment
‘One-size-fits-all’ fares Unbundling fares and creating
value-add products and services
Used capital markets to fund
losses
Use capital markets to fund
investments in the business

Creating
Economic
Value
Investing In Our
People, Products and
Technology
Broad,
Business-
centric
Network
Flexibility
in the
Business
Strengthening
the Balance
Sheet
United is transforming
Driving towards sufficient, sustained profitability

United service to all major regions ranks #1 or #2
#
#
1
1
#
#
1
1
#
#
2
2
#
#
2
2
• Serving the most destinations of any
global carrier
• Hubs in the 4 largest U.S. cities
• 40 of Fortune 100 companies
headquartered in UA hubs
Rankings for US carriers by ASMs as of 2011.
1. Consolidated PRASM numbers for carriers other than UAL adjusted for length of haul versus UAL’s length of haul
Source: Earnings releases and SEC filings.
6
2011 Unit Passenger Revenue
1
(in cents)
8.66
10.24
11.43 11.51
12.87

United’s broad network and leading revenue result in
pre-tax margin premium versus U.S. industry average
1.  Excludes special, one-time items and non-cash MTM hedge gains/losses. See non-GAAP reconciliation in Appendix A
Source: Earnings releases and SEC filings.
Majors
ex UA
7
2010 Pre-tax Margin
1
2011 Pre-tax Margin
1
Majors
Ex UA
-4.4
-1.9
3.8
4.6
4.8
6.4
0.9
3.1
3.2
3.6

Focus on strengthening the balance sheet
Net Debt at Year End ($B)
• Reduced net debt by nearly 20% since
2009
8
Annual Interest Expense ($B)
• 2012 interest expense expected to be
~$200M lower than 2010
$16.3
$17.2
$20.2
2010 2009 2011
$0.6
$0.8
$1.2
$1.0
2012E 2011 2010
2012
Guidance
Note: Results prior to 4Q 2010 pro forma.
Source: Earnings releases, SEC filings and January 2012 Investor Update.

Investing in a fuel efficient fleet 9

Fleet variety provides flexibility

B747
B777
A319
B787
B737-700
A320
Range (Miles)
B737-800
B737-900/ER
B757
B767
50
100
150
200
250
300
350
400
1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000

We will continue to respond to changing market
conditions

-0.5%
0.5%
Current 2012
Guidance
-1.5%
Original 2012
Guidance
-0.2%
2011 Actuals Original 2011
Guidance
2.0%
2012 Capacity Guidance
Year-over-Year % Change in ASMs
2011 Capacity Guidance and  Actuals
Year-over-Year % Change in ASMs
-0.5%
1.0%

Revenue capabilities growing through technology investments 12

Investing in our people and product improve the customer experience 13

Growing high margin businesses like our leading loyalty
program

Retain and grow high value flyers for the airline
Grow / strengthen network of core partners
Innovate new ways for members to engage, earn and redeem with program

Focused on generating returns in excess of our cost of
capital over the business cycle
Return on Invested Capital
Lower
(-)
Higher
(+)
Economic
Value Added
UAL
2010, 2011
UAL
2007
UAL
2006-2009
Fleet
Strategy
Network / Route
Analysis
ROIC imbedded in
business decisions
Product
Investment

Balance
Sheet

Working together drives business results 16 Direct, Open & Honest Communication Dignity & Respect Working Together

United Continental Holdings, Inc.

Appendix: Non-GAAP Financial Reconciliation
($ millions) FY 2010 FY 2011
Pre-tax Margin
Earnings Before Income Taxes $955 $845
Add: Special Items 676 485
Adjusted Pre-tax Income 1,631 1,330
Total Operating Revenue $34,109 $37,110
Less: Special Items - 107
Adjusted Total Operating Revenue 34,109 37,003
Adjusted Pre-tax Margin 4.8% 3.6%